UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                   FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 31, 2006


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

               0-18292                                  54-2152284
       (Commission File Number)             (IRS Employer Identification No.)


     1117 PERIMETER CENTER WEST, SUITE N415                  30338
                 ATLANTA, GEORGIA                         (Zip Code)
          (principal executive offices)


                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box of the agreement if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to  Rule 425 under the Securities Act

[ ]  Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM  1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 31, 2006, Charys Holding Company, Inc. (the "Registrant") and various investors (the "Buyers") closed a Securities Purchase Agreement whereby the Registrant sold to the Buyers in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act, a new series of senior secured convertible notes of the Registrant which notes shall be convertible into the Registrant's common stock, par value $0.001 per share (the "Common Stock").

     Each Buyer purchased (i) that aggregate principal amount of the Notes, in substantially the form attached hereto as an exhibit (the "Notes"), set forth opposite such Buyer's name in column (3) on the Schedule of Buyers attached to the Securities Purchase Agreement (which aggregate amount for all Buyers is $20,000,000) (as converted, collectively, the "Conversion Shares"), and (ii) warrants, in substantially the form attached to the Securities Purchase Agreement as an exhibit (the "Warrants"), to acquire that number of shares of Common Stock set forth opposite such Buyer's name in column (4) on the Schedule of Buyers attached to the Securities Purchase Agreement. Any shares of the Common Stock received upon the exercise of the Warrants are hereinafter referred to as the "Warrant Shares."

     At the Closing the parties executed and delivered a Registration Rights Agreement in the form attached hereto as an exhibit (the "Registration Rights Agreement"), pursuant to which the Registrant has agreed to provide certain registration rights with respect to the Conversion Shares and the Warrant Shares under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

     Except as may be otherwise provided in the Securities Purchase Agreement, the Notes will rank senior to all outstanding and future indebtedness of the Registrant, subject to Permitted Senior Indebtedness (as defined in the Notes), and except as may be otherwise provided in the Securities Purchase Agreement are secured by a first priority, perfected security interest in all of the assets of the Registrant and each of the Registrant's subsidiaries, as evidenced by the security agreement attached hereto as an exhibit (the "Security Agreement") and any ancillary documents related thereto, collectively the "Security Documents").

     A copy of the Securities Purchase Agreement and all exhibits thereto, including a form of the Warrant, Registration Rights Agreement, Convertible Note, and Security Agreement, are attached to this Current Report as exhibits.

ITEM 2.03. CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See Item 1.01, above.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     See Item 1.01, above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------
   10.1      Securities Purchase Agreement made and entered into as of August 30, 2006, by and among Charys Holding Company, Inc. and various investors.

   10.2      Registration Rights Agreement dated as of August 30, 2006, by and among
             Charys Holding Company, Inc. and various investors.

   10.3      Form of Senior Secured Convertible Note between Charys Holding Company,
             Inc. and Gottbetter Capital Finance, LLC, dated August 31, 2006.

   10.4      Form of Security Agreement between Charys Holding Company, Inc. and
             Gottbetter Capital Finance, LLC, dated August 30, 2006.

   10.5      Warrant to Purchase Common Stock of Charys Holding Company, Inc., dated
             August 30, 2006.

   10.6      Irrevocable Transfer Agent Instructions, dated August 30, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 6, 2006.                   CHARYS HOLDING REGISTRANT, INC.


                                        By  /s/  Billy V. Ray, Jr.
                                            ------------------------------------
                                            Billy V. Ray, Jr.,
                                            Chief Executive Officer